EXHIBIT 99.2

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.05%
4.501 to 5.000	16	3,807,956.92	0.56
5.001 to 5.500	52	10,236,197.29	1.51
5.501 to 6.000	209	45,567,596.91	6.74
6.001 to 6.500	425	73,859,166.42	10.92
6.501 to 7.000	802	132,954,638.67	19.66
7.001 to 7.500	674	105,919,628.31	15.66
7.501 to 8.000	735	108,392,956.97	16.03
8.001 to 8.500	463	61,016,029.82	9.02
8.501 to 9.000	477	57,880,934.21	8.56
9.001 to 9.500	275	32,234,806.68	4.77
9.501 to 10.000	232	24,614,021.91	3.64
10.001 to 10.500	97	9,348,256.67	1.38
10.501 to 11.000	82	4,665,660.90	0.69
11.001 to 11.500	25	1,379,271.07	0.20
11.501 to 12.000	35	1,444,063.01	0.21
12.001 to 12.500	8	329,235.46	0.05
12.501 to 13.000	65	2,310,485.92	0.34

Total:	4,673	$676,277,012.30	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.06%
4.501 to 5.000	15	3,665,492.37	0.67
5.001 to 5.500	47	9,181,501.28	1.68
5.501 to 6.000	165	36,458,809.03	6.65
6.001 to 6.500	323	58,364,072.51	10.65
6.501 to 7.000	625	106,013,610.38	19.35
7.001 to 7.500	532	86,801,171.97	15.84
7.501 to 8.000	580	89,680,122.21	16.37
8.001 to 8.500	366	51,238,850.24	9.35
8.501 to 9.000	379	48,056,817.33	8.77
9.001 to 9.500	231	28,676,316.89	5.23
9.501 to 10.000	161	19,615,542.87	3.58
10.001 to 10.500	62	6,989,645.94	1.28
10.501 to 11.000	31	2,112,894.18	0.39
11.001 to 11.500	10	827,059.05	0.15

Total:	3,528	$547,998,011.41	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.501 to 5.000	1	$142,464.55	0.11%
5.001 to 5.500	5	1,054,696.01	0.82
5.501 to 6.000	44	9,108,787.88	7.10
6.001 to 6.500	102	15,495,093.91	12.08
6.501 to 7.000	177	26,941,028.29	21.00
7.001 to 7.500	142	19,118,456.34	14.90
7.501 to 8.000	155	18,712,834.76	14.59
8.001 to 8.500	97	9,777,179.58	7.62
8.501 to 9.000	98	9,824,116.88	7.66
9.001 to 9.500	44	3,558,489.79	2.77
9.501 to 10.000	71	4,998,479.04	3.90
10.001 to 10.500	35	2,358,610.73	1.84
10.501 to 11.000	51	2,552,766.72	1.99
11.001 to 11.500	15	552,212.02	0.43
11.501 to 12.000	35	1,444,063.01	1.13
12.001 to 12.500	8	329,235.46	0.26
12.501 to 13.000	65	2,310,485.92	1.80

Total:	1,145	$128,279,000.89	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.23%
4.501 to 5.000	5	864,352.73	0.62
5.001 to 5.500	19	3,043,788.16	2.17
5.501 to 6.000	47	8,589,376.26	6.13
6.001 to 6.500	113	16,332,583.37	11.66
6.501 to 7.000	182	27,993,222.62	19.99
7.001 to 7.500	137	18,451,017.67	13.17
7.501 to 8.000	127	17,077,528.48	12.19
8.001 to 8.500	80	8,847,533.95	6.32
8.501 to 9.000	68	7,552,592.46	5.39
9.001 to 9.500	93	11,412,478.81	8.15
9.501 to 10.000	94	10,953,383.01	7.82
10.001 to 10.500	52	5,596,696.00	4.00
10.501 to 11.000	31	1,794,581.80	1.28
11.001 to 11.500	9	381,279.18	0.27
11.501 to 12.000	8	264,280.06	0.19
12.001 to 12.500	1	21,588.24	0.02
12.501 to 13.000	21	569,752.41	0.41

Total:	1,088	$140,062,140.37	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.28%
4.501 to 5.000	5	864,352.73	0.76
5.001 to 5.500	18	2,865,715.20	2.51
5.501 to 6.000	40	7,415,714.59	6.48
6.001 to 6.500	81	11,294,448.44	9.88
6.501 to 7.000	137	20,939,894.23	18.31
7.001 to 7.500	100	13,394,539.96	11.71
7.501 to 8.000	92	12,626,546.33	11.04
8.001 to 8.500	73	8,286,838.74	7.25
8.501 to 9.000	63	7,062,997.63	6.18
9.001 to 9.500	90	11,173,374.05	9.77
9.501 to 10.000	92	10,837,465.63	9.48
10.001 to 10.500	49	5,469,767.09	4.78
10.501 to 11.000	23	1,539,464.83	1.35
11.001 to 11.500	6	284,240.74	0.25

Total:	870	$114,371,465.35	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.001 to 5.500	1	$178,072.96	0.69%
5.501 to 6.000	7	1,173,661.67	4.57
6.001 to 6.500	32	5,038,134.93	19.61
6.501 to 7.000	45	7,053,328.39	27.45
7.001 to 7.500	37	5,056,477.71	19.68
7.501 to 8.000	35	4,450,982.15	17.33
8.001 to 8.500	7	560,695.21	2.18
8.501 to 9.000	5	489,594.83	1.91
9.001 to 9.500	3	239,104.76	0.93
9.501 to 10.000	2	115,917.38	0.45
10.001 to 10.500	3	126,928.91	0.49
10.501 to 11.000	8	255,116.97	0.99
11.001 to 11.500	3	97,038.44	0.38
11.501 to 12.000	8	264,280.06	1.03
12.001 to 12.500	1	21,588.24	0.08
12.501 to 13.000	21	569,752.41	2.22

Total:	218	$25,690,675.02	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	143	$27,003,727.81	19.28%
Florida	127	15,793,994.20	11.28
Ohio	91	8,746,255.54	6.24
Texas	74	6,569,376.22	4.69
Georgia	48	6,385,739.51	4.56
New York	32	5,465,568.65	3.90
Virginia	38	5,302,490.03	3.79
North Carolina	40	5,270,924.77	3.76
Pennsylvania	54	5,018,858.81	3.58
Michigan	42	4,734,870.69	3.38
Illinois	22	3,577,394.86	2.55
Missouri	28	3,418,771.03	2.44
Colorado	18	3,051,861.56	2.18
South Carolina	21	3,016,384.81	2.15
Washington	17	2,897,735.48	2.07
Nevada	21	2,769,884.57	1.98
Oregon	20	2,603,214.85	1.86
Louisiana	19	2,462,786.88	1.76
Connecticut	14	2,220,762.81	1.59
Arizona	17	1,969,869.41	1.41
Indiana	26	1,959,764.25	1.40
Tennessee	23	1,961,735.00	1.40
Kentucky	18	1,936,577.88	1.38
Oklahoma	18	1,820,676.66	1.30
Maryland	14	1,798,785.09	1.28
Massachusetts	7	1,336,848.91	0.95
Utah	10	1,293,246.56	0.92
Mississippi	10	1,171,922.48	0.84
Alabama	13	1,141,149.21	0.81
Kansas	8	926,197.70	0.66
Idaho	7	785,316.29	0.56
New Hampshire	3	611,219.80	0.44
District of Columbia	4	601,462.38	0.43
Maine	5	548,543.48	0.39
Montana	3	547,648.19	0.39
Wisconsin	4	537,060.86	0.38
Arkansas	8	491,446.24	0.35
Minnesota	4	451,050.89	0.32
New Jersey	3	404,321.40	0.29
Rhode Island	2	289,428.75	0.21
Delaware	1	269,188.14	0.19
Wyoming	2	226,328.51	0.16
Iowa	3	215,630.15	0.15
West Virginia	2	214,815.42	0.15
New Mexico	2	138,890.68	0.10
South Dakota	1	53,834.01	0.04
Vermont	1	48,578.95	0.03

Total:	1,088	$140,062,140.37	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	823	$103,090,081.34	73.60%
PUD	136	$19,325,619.43	13.80
Multi-Unit	62	$9,374,125.31	6.69
Condo	67	$8,272,314.29	5.91

Total:	1,088	$140,062,140.37	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cashout	654	$84,271,216.52	60.17%
Purchase	347	$44,826,494.07	32.00
Rate/Term Refinance	87	$10,964,429.78	7.83

Total:	1,088	$140,062,140.37	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	1,012	$132,199,427.17	94.39%
Investment (Non Owner Occupied)	72	7,301,068.89	5.21
Secondary	4	561,644.31	0.40

Total:	1,088	$140,062,140.37	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full	661	$79,805,543.59	56.98%
Stated Income	310	44,523,410.15	31.79
No Documentation	100	13,350,615.11	9.53
Limited Documentation	17	2,382,571.52	1.70

Total:	1,088	$140,062,140.37	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
A	2	$126,701.51	0.09%
Alt A	224	30,497,570.80	21.77
M1	539	70,043,334.09	50.01
M2	259	32,470,602.63	23.18
M3	55	5,698,015.69	4.07
M4	9	1,225,915.65	0.88

Total:	1,088	$140,062,140.37	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.01 to 10.00	1	$134,877.96	0.10%
25.01 to 30.00	4	325,404.19	0.23
30.01 to 35.00	3	144,874.73	0.10
35.01 to 40.00	8	833,786.52	0.60
40.01 to 45.00	2	200,331.38	0.14
45.01 to 50.00	12	1,216,250.33	0.87
50.01 to 55.00	16	1,721,391.17	1.23
55.01 to 60.00	20	2,860,845.63	2.04
60.01 to 65.00	27	3,259,868.32	2.33
65.01 to 70.00	55	7,669,152.60	5.48
70.01 to 75.00	84	12,331,864.01	8.80
75.01 to 80.00	232	31,368,463.03	22.40
80.01 to 85.00	109	14,241,556.31	10.17
85.01 to 90.00	296	39,281,203.32	28.05
90.01 to 95.00	79	9,661,476.02	6.90
95.01 to 100.00	140	14,810,794.85	10.57

Total:	1,088	$140,062,140.37	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	95	$3,413,257.21	2.44%
50,000.01 to 100,000.00	341	25,763,126.09	18.39
100,000.01 to 150,000.00	313	38,843,116.94	27.73
150,000.01 to 200,000.00	175	30,235,860.48	21.59
200,000.01 to 250,000.00	88	19,860,161.93	14.18
250,000.01 to 300,000.00	51	13,843,299.42	9.88
300,000.01 to 350,000.00	22	7,017,020.94	5.01
350,000.01 to 400,000.00	3	1,086,297.36	0.78

Total:	1,088	$140,062,140.37	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	1	$52,159.45	0.04%
169 to 180	86	6,005,536.54	4.29
229 to 240	8	1,023,495.23	0.73
289 to 300	1	88,120.68	0.06
349 to 360	992	132,892,828.47	94.88

Total:	1,088	$140,062,140.37	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
501 to 525	57	$7,470,608.06	5.33%
526 to 550	181	21,854,572.84	15.60
551 to 575	104	11,747,675.44	8.39
576 to 600	130	15,402,949.97	11.00
601 to 625	138	19,115,532.44	13.65
626 to 650	118	15,439,208.07	11.02
651 to 675	120	15,937,373.55	11.38
676 to 700	91	12,937,318.83	9.24
701 to 725	71	9,740,449.75	6.95
726 to 750	46	6,424,110.73	4.59
751 to 775	22	2,842,415.12	2.03
776 to 800	9	976,511.33	0.70
801 to 825	1	173,414.24	0.12

Total:	1,088	$140,062,140.37	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.23%
4.501 to 5.000	5	864,352.73	0.62
5.001 to 5.500	19	3,043,788.16	2.17
5.501 to 6.000	47	8,589,376.26	6.13
6.001 to 6.500	113	16,332,583.37	11.66
6.501 to 7.000	182	27,993,222.62	19.99
7.001 to 7.500	137	18,451,017.67	13.17
7.501 to 8.000	127	17,077,528.48	12.19
8.001 to 8.500	80	8,847,533.95	6.32
8.501 to 9.000	68	7,552,592.46	5.39
9.001 to 9.500	93	11,412,478.81	8.15
9.501 to 10.000	94	10,953,383.01	7.82
10.001 to 10.500	52	5,596,696.00	4.00
10.501 to 11.000	31	1,794,581.80	1.28
11.001 to 11.500	9	381,279.18	0.27
11.501 to 12.000	8	264,280.06	0.19
12.001 to 12.500	1	21,588.24	0.02
12.501 to 13.000	21	569,752.41	0.41

Total:	1,088	$140,062,140.37	100.00%

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	2	$236,476.45	0.21%
2.000	11	1,667,631.14	1.46
3.000	857	112,467,357.76	98.34

Total:	870	$114,371,465.35	100.00%

Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	870	$114,371,465.35	100.00%

Total:	870	$114,371,465.35	100.00%

Range of Maximum Loan Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
11.001 to 11.500	2	$446,803.98	0.39%
11.501 to 12.000	6	1,047,040.14	0.92
12.001 to 12.500	16	2,740,771.89	2.40
12.501 to 13.000	30	5,757,439.24	5.03
13.001 to 13.500	50	7,506,427.09	6.56
13.501 to 14.000	84	13,258,322.80	11.59
14.001 to 14.500	60	8,847,590.63	7.74
14.501 to 15.000	61	9,102,549.97	7.96
15.001 to 15.500	43	5,958,150.70	5.21
15.501 to 16.000	55	6,476,141.23	5.66
16.001 to 16.500	86	10,990,424.42	9.61
16.501 to 17.000	94	11,145,621.41	9.75
17.001 to 17.500	53	6,086,697.71	5.32
17.501 to 18.000	29	2,519,388.13	2.20
18.001 to 18.500	21	1,744,997.16	1.53
18.501 to 19.000	14	1,739,648.44	1.52
19.001 to 19.500	27	3,595,412.06	3.14
19.501 to 20.000	25	4,069,764.50	3.56
20.001 to 20.500	23	3,105,886.93	2.72
20.501 to 21.000	19	1,748,637.82	1.53
21.001 to 21.500	15	1,914,508.05	1.67
21.501 to 22.000	14	1,330,063.68	1.16
22.001 to 22.500	17	1,290,384.11	1.13
22.501 to 23.000	13	1,079,733.68	0.94
23.001 to 23.500	3	294,734.51	0.26
23.501 to 24.000	6	390,369.69	0.34
24.001 to 24.500	1	41,577.70	0.04
24.501 to 25.000	3	142,377.68	0.12

Total:	870	$114,371,465.35	100.00%

Range of Minimum Loan Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$316,105.16	0.28%
4.501 to 5.000	5	864,352.73	0.76
5.001 to 5.500	18	2,865,715.20	2.51
5.501 to 6.000	40	7,415,714.59	6.48
6.001 to 6.500	81	11,294,448.44	9.88
6.501 to 7.000	137	20,939,894.23	18.31
7.001 to 7.500	100	13,394,539.96	11.71
7.501 to 8.000	92	12,626,546.33	11.04
8.001 to 8.500	73	8,286,838.74	7.25
8.501 to 9.000	63	7,062,997.63	6.18
9.001 to 9.500	90	11,173,374.05	9.77
9.501 to 10.000	92	10,837,465.63	9.48
10.001 to 10.500	49	5,469,767.09	4.78
10.501 to 11.000	23	1,539,464.83	1.35
11.001 to 11.500	6	284,240.74	0.25

Total:	870	$114,371,465.35	100.00%

Next Interest Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2005 December	39	$4,968,565.85	4.34%
2005 November	173	19,701,736.92	17.23
2005 October	8	786,295.10	0.69
2006 December	3	496,004.09	0.43
2006 February	420	58,042,257.07	50.75
2006 January	130	18,408,726.04	16.10
2006 March	6	628,800.00	0.55
2006 November	24	2,978,394.90	2.60
2006 October	1	65,547.28	0.06
2007 February	39	4,707,912.20	4.12
2007 January	22	2,791,054.89	2.44
2008 December	1	79,937.47	0.07
2008 November	4	716,233.54	0.63

Total:	870	$114,371,465.35	100.00%

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
3.501 to 4.000	5	$870,867.94	0.76%
4.001 to 4.500	18	2,282,161.85	2.00
4.501 to 5.000	54	8,584,583.52	7.51
5.001 to 5.500	88	14,321,747.20	12.52
5.501 to 6.000	85	13,481,361.81	11.79
6.001 to 6.500	85	12,096,802.96	10.58
6.501 to 7.000	77	10,605,412.96	9.27
7.001 to 7.500	60	8,048,845.54	7.04
7.501 to 8.000	75	8,626,558.95	7.54
8.001 to 8.500	193	23,558,442.21	20.60
8.501 to 9.000	92	9,010,165.65	7.88
9.001 to 9.500	36	2,712,719.84	2.37
9.501 to 10.000	2	171,794.92	0.15

Total:	870	$114,371,465.35	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	121	$18,296,607.19	71.22%
FR15	50	4,741,053.65	18.45
BALL15	36	1,248,876.37	4.86
FR20	7	956,117.13	3.72
Fixed Rate 30 Year IO	3	359,900.00	1.40
FR25	1	88,120.68	0.34

Total:	218	$25,690,675.02	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	754	$98,182,378.02	85.85%
ARM 3/27 - 6 Month LIBOR	84	10,023,713.36	8.76
ARM 2/28 IO	22	4,354,002.96	3.81
ARM 3/27 IO	5	1,015,200.00	0.89
ARM 5/25	5	796,171.01	0.70

Total:	870	$114,371,465.35	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	1,037	$138,371,630.62	98.79%
Second Lien	51	1,690,509.75	1.21

Total:	1,088	$140,062,140.37	100.00%

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